Exhibit 99.2
LEVITT CORPORATION
Consolidated Statements of Financial Condition
(In thousands, except share data)

	December 31,	December 31,
	2007	2006
Assets
Cash and cash equivalents	$195,181	48,391
Restricted cash	2,207	1,397
Current income tax receivable	27,407	—
Inventory of real estate	227,290	822,040
Assets held for sale	96,214	47,284
Investment in Bluegreen Corporation	116,014	107,063
Property and equipment, net	33,566	33,115
Other assets	14,972	31,376

Total assets	$712,851	1,090,666

Liabilities and Shareholders’ Equity

Accounts payable, accrued liabilities and other	$41,077	84,323
Customer deposits	541	42,571
Current income tax payable	—	3,905
Liabilities related to assets held for sale	80,093	28,263
Notes and mortgage notes payable	189,768	503,313
Junior subordinated debentures	85,052	85,052
Loss in excess of investment in subsidiary	55,214	—

Total liabilities	451,745	747,427

Shareholders’ equity:
Preferred stock, $0.01 par value
Authorized: 5,000,000 shares
Issued and outstanding: no shares	—	—

Class A Common Stock, $0.01 par value
Authorized: 150,000,000 and 50,000,000 shares, respectively
Issued and outstanding: 95,040,731 and 18,609,024 shares, respectively	950	186

Class B Common Stock, $0.01 par value
Authorized: 10,000,000 shares
Issued and outstanding: 1,219,031 shares	12	12

Additional paid-in capital	336,795	184,401
(Accumulated deficit) retained earnings	(78,537)	156,219
Accumulated other comprehensive income	1,886	2,421

Total shareholders’ equity	261,106	343,239

Total liabilities and shareholders’ equity	$712,851	1,090,666

LEVITT CORPORATION
Consolidated Statements of Operations
(In thousands, except per share data)

	For the years ended December 31,
	2007	2006	2005
Revenues:
Sales of real estate	$410,115	566,086	558,112
Other revenues	5,766	7,488	6,585

Total revenues	415,881	573,574	564,697

Costs and expenses:
Cost of sales of real estate	573,241	482,961	408,082
Selling, general and administrative expenses	116,087	119,337	87,162
Other expenses	3,929	3,677	4,855

Total costs and expenses	693,257	605,975	500,099

Earnings from Bluegreen Corporation	10,275	9,684	12,714
Interest and other income, net of interest expense	7,439	7,816	10,289

(Loss) income from continuing operations before income taxes	(259,662)	(14,901)	87,601
Benefit (provision) for income taxes	23,277	5,758	(32,532)

(Loss) income from continuing operations	(236,385)	(9,143)	55,069
Discontinued operations:
Income (loss) from discontinued operations, net of tax	1,765	(21)	(158)

Net (loss) income	$(234,620)	(9,164)	54,911

Basic (loss) earnings per common share:
Continuing operations	$(6.05)	(0.45)	2.73
Discontinued operations	0.05	—	(0.01)

Total basic (loss) earnings per common share	$(6.00)	(0.45)	2.72

Diluted (loss) earnings per common share:
Continuing operations	$(6.05)	(0.46)	2.70
Discontinued operations	0.05	—	(0.01)

Total diluted (loss) earnings per common share	$(6.00)	(0.46)	2.69

Weighted average common shares outstanding:
Basic	39,092	20,214	20,208
Diluted	39,092	20,214	20,320

Dividends declared per common share:
Class A common stock	$0.02	0.08	0.08
Class B common stock	$0.02	0.08	0.08

LEVITT CORPORATION
Summary of Selected Financial Data (unaudited)

	As of or for the
	Twelve Months Ended		As of or for the Three Months Ended
(dollars in thousands, except share and per share data)	12/31/2007	12/31/2006	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
Consolidated Operations:
Revenues from sales of real estate	$410,115	566,086	20,629	122,824	125,364	141,298	178,946
Cost of sales of real estate	$573,241	482,961	13,399	275,340	171,594	112,908	170,734

Margin (a)	$(163,126)	83,125	7,230	(152,516)	(46,230)	28,390	8,212
Earnings from Bluegreen Corporation	$10,275	9,684	2,756	4,418	1,357	1,744	658
Selling, general and administrative expenses	$116,087	119,337	19,200	31,556	33,017	32,314	30,634
(Loss) income from continuing operations	$(236,385)	(9,143)	(9,189)	(169,980)	(58,195)	979	(10,695)
Iincome (loss) from discontinued operations, net of taxes	$1,765	(21)	848	812	108	(3)	(45)
Net (loss) income	$(234,620)	(9,164)	(8,341)	(169,168)	(58,087)	976	(10,740)

Basic (loss) earnings per share (b)
Continuing operations	$(6.05)	(0.45)	(0.10)	(8.41)	(2.88)	0.05	(0.53)
Discontinued operations	$0.05	—	0.01	0.04	0.01	—	—

Total basic (loss) earnings per share	$(6.00)	(0.45)	(0.09)	(8.37)	(2.87)	0.05	(0.53)

Diluted (loss) earnings per share (b)
Continuing operations	$(6.05)	(0.46)	(0.10)	(8.41)	(2.88)	0.05	(0.53)
Discontinued operations	$0.05	—	0.01	0.04	0.01	—	—

Total diluted (loss) earnings per share	$(6.00)	(0.46)	(0.09)	(8.37)	(2.87)	0.05	(0.53)

Weighted average shares outstanding — basic	39,092	20,214	96,256	20,220	20,218	20,217	20,216
Weighted average shares outstanding — diluted	39,092	20,214	96,256	20,220	20,218	20,228	20,216

Dividends declared per common share	$0.02	0.08	—	—	—	0.02	0.02

Key Performance Ratios:
S, G & A expense as a percentage of total revenues	27.9%	20.8%	90.0%	25.4%	26.0%	22.6%	16.9%
Return on average shareholders’ equity, trailing 12 mos. (d)	(77.6%)	(2.6%)	(77.6%)	(100.3%)	(20.4%)	(2.2%)	(2.6%)
Ratio of debt to shareholders’ equity	105.3%	171.4%	105.3%	510.0%	227.6%	185.4%	171.4%
Ratio of debt to total capitalization	51.3%	63.2%	51.3%	83.6%	69.5%	65.0%	63.2%
Ratio of net debt to total capitalization	14.9%	58.0%	14.9%	78.7%	62.9%	58.8%	58.0%

Consolidated Financial Condition Data:
Cash and cash equivalents	$195,181	48,391	195,181	35,733	61,618	60,550	48,391
Inventory of real estate	227,290	822,040	227,290	580,104	776,211	844,598	822,040
Investment in Bluegreen Corporation	116,014	107,063	116,014	115,408	109,658	108,615	107,063
Total assets	712,851	1,090,666	712,851	900,392	1,096,585	1,129,487	1,090,666
Total debt	274,820	588,365	274,820	609,149	654,093	639,190	588,365
Total liabilities	451,745	747,427	451,745	780,959	809,244	784,715	747,427
Shareholders’ equity	261,106	343,239	261,106	119,433	287,341	344,772	343,239

Homebuilding Division (e):
Revenues from sales of real estate	$387,708	500,719	7,662	122,224	123,653	134,169	143,233
Cost of sales of real estate	552,566	440,059	6,747	267,210	171,006	107,603	147,132

Margin (a)	$(164,858)	60,660	915	(144,986)	(47,353)	26,566	(3,899)
Margin percentage (c)	(42.5%)	12.1%	11.9%	(118.6%)	(38.3%)	19.8%	(2.7%)
Gross orders (units)	1,031	1,520	62	206	478	285	204
Cancellations (units)	538	404	68	157	187	126	122
Net orders (units)	493	1,116	(6)	49	291	159	82
Net orders ( value)	115,403	381,993	(3,695)	12,872	62,326	43,900	27,243
Construction starts	729	1,682	4	236	235	254	277
Homes delivered	1,144	1,660	28	375	379	362	426
Average closing price of homes delivered (h)	$321	302	274	302	326	340	336
Backlog of homes (units)	—	1,248	—	631	957	1,045	1,248
Backlog of homes ($)	$—	438,240	—	197,404	297,832	359,029	438,240

Land Division (f):
Revenues from sales of real estate (i)	$16,567	69,778	13,116	757	1,917	777	40,118
Cost of sales of real estate (i)	7,447	42,662	6,636	256	483	72	25,165

Margin (a) (i)	$9,120	27,116	6,480	501	1,434	705	14,953
Margin percentage (c) (i)	55.0%	38.9%	49.4%	66.2%	74.8%	90.7%	37.3%
Acres sold	40	371	38	1	1	—	237
Inventory of real estate (acres) (g)	6,679	6,871	6,679	6,717	6,870	6,871	6,871
Inventory of real estate ($)	$189,903	176,356	189,903	212,704	204,611	195,394	176,356
Backlog of land (acres) — Third parties	259	74	259	291	98	74	74
Backlog of land ($) — Third parties	$77,888	21,124	77,888	92,451	29,013	21,124	21,124

(a)	Margin is calculated as sales of real estate minus cost of sales of real estate. Homebuilding Division impairment charges and write-offs of deposits and pre-acquisition costs included in cost of sales for the quarters ended December 31, 2006; March 31, 2007; June 30, 2007 and September 30, 2007; total $31.1 million, $282,000, $63.0 million and $154.3 million, respectively. There were no impairment charges for the quarter ended December 31, 2007.

(b)	Diluted (loss) earning per share takes into account the dilutive effect of our stock options and restricted stock using the treasury stock method and the dilution in earnings we recognize as a result of outstanding Bluegreen securities that entitle the holders thereof to acquire shares of Bluegreen’s common stock. The weighted average number of common shares outstanding in basic and diluted (loss) earnings per share for all prior periods presented have been retroactively adjusted for a number of shares representing a bonus element arising from the rights offering that closed at a higher price ($2.05) on October 1, 2007 than the offering price of $2.00 per share.

(c)	Margin percentage is calculated by dividing margin by sales of real estate.

(d)	Calculated by dividing net income (loss) by average shareholders’ equity. Average shareholders’ equity is calculated by averaging the equity balance at the end of the current period with the equity balance at the end of the same period in the prior year.

(e)	Backlog includes all homes subject to sales contracts.

(f)	Land sales to the Homebuilding Division represented $15.5 million of the total revenues and $4.6 million of margin from sales of real estate for the three months ended December 31, 2006. There were no land sales to the Homebuilding Division during 2007. These inter-segment transactions are eliminated in consolidation.

(g)	Estimated net saleable acres (subject to final zoning, permitting, and other governmental regulations / approvals). Includes approximately 56 acres related to assets held for sale as of December 31, 2007.

(h)	Average closing price of homes delivered excludes lot sales and land sales in the Homebuilding Division.

(i)	Consists of land sales, look back fees and revenue recognition of previously deferred revenue associated with percentage of completion accounting.

LEVITT CORPORATION
Land Development Properties
As of: 12/31/07

							$ Book	Acres Under
			Non-	Net		Saleable	value per	Contract	Saleable
		Total	Saleable	Saleable	Closed	Acres	Saleable	to Third	Acres
Project	Location	Acres	Acres (a)	Acres(a)	Acres	Remaining(c)	Acre($000)	Parties(b)	Available(d)
Currently in Development
Tradition, FL	St. Lucie County, FL	8,246	2,583	5,663	1,794	3,869	25	259	3,610

Tradition, SC	Jasper County, SC	5,390	2,417	2,973	163	2,810	34	—	2,810

Total Currently in Development		13,636	5,000	8,636	1,957	6,679	$28	259	6,420

(a)	Actual saleable acres may vary from original plan due to changes in zoning, project design, or other factors.

(b)	There can be no assurance that current property contracts will be consummated.

(c)	Includes approximately 56 acres related to assets held for sale as of December 31, 2007.

(d)	Saleable acres available for sale are approved for the following mix of use:

	Acres	Residential	Commercial
Project	Available	Units*	Sq. Ft.
Tradition, FL	3,610	11,000	6,350,000
Tradition, SC	2,810	8,500	1,500,000

Total	6,420	19,500	7,850,000

*	Based on current plans for these communities. Management does not expect to utilize the full residential density allowed by the existing entitlements.

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